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                                                                  Exhibit 10.3


                 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------


     This Third Amendment (this "Third Amendment") to Revolving Credit Agreement is made and entered into as of the 11th day of September, 1997, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP ("BPLP") and the Wholly-owned Subsidiaries which are listed on Schedule 1 to a certain Revolving Credit Agreement (as amended, the "Credit Agreement") dated as of June 23, 1997, each having its principal place at 8 Arlington Street, Boston, Massachusetts 02116, BANKBOSTON, N.A. ("BankBoston"), a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 and certain other lending institutions (collectively with BankBoston, the "Banks") and BANKBOSTON, N.A., as agent for itself and each other Bank.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     2. Section 1 of the Credit Agreement is amended by inserting, immediately before the definition of "Accountants" contained therein, the following new definitions:

               "280 Park Avenue Property".  That certain real property, and the
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               improvements thereon, located at 280 Park Avenue, New York, New
               York.

               "875 Third Avenue Closing Date".  The date upon which the
                -----------------------------
               acquisition of the 875 Third Avenue is consummated by BPLP and BPLP has fulfilled the 875 Third Avenue Conditions.

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               "875 Third Avenue Conditions".  Collectively, (i) the acquisition
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               of the 875 Third Avenue Property is made by BPLP in accordance with the terms and conditions of this Agreement, and (ii) the Borrower has provided the Agent (with copies for each Bank) with a certificate dated as of the date the 875 Third Avenue Property is acquired (and after giving effect to such acquisition) containing the representations and warranties set forth in
               Section 5 of this Third Amendment, as updated to reflect the acquisition of the 875 Third Avenue Property.

               "875 Third Avenue Property".  That certain real property, and the
                -------------------------
               improvements thereon, located at 875 Third Avenue, New York, New York.

     3. The definition of "Fair Market Value of Real Estate Assets" is amended by inserting, at the end thereof, the following new sentence:

               "Notwithstanding the foregoing, (i) solely for the period commencing on September 11, 1997 and ending on February 1, 1999, and solely for purposes of calculating the covenant set forth in
               Section 10.1 hereof, the Fair Market Value of Real Estate Assets attributable to the 280 Park Avenue Property shall be an amount equal to $321,250,000, which is reflective of the purchase price paid by BPLP for the 280 Park Avenue Property, and (ii) solely for the period commencing on the 875 Third Avenue Closing Date and ending on February 1, 1999, and solely for purposes of calculating the covenant set forth in Section 10.2 hereof, the Fair Market Value of Real Estate Assets attributable to the 280 Park Avenue Property shall be an amount equal to $321,250,000, which is reflective of the purchase price paid by BPLP for the 280 Park Avenue Property.

     4. Section 10.2 of the Credit Agreement is amended, solely for the period commencing on the 875 Third Avenue Closing Date and ending on June 30, 1998, by deleting the reference to "45%" contained in clause
          (i) thereof and by inserting in place thereof the following new reference: "50%".

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     5.        The Borrower hereby represents and warrants to you as follows:

          (a)  Representations in Credit Agreement.  Each of the representations
               -----------------------------------
          and warranties made by or on behalf of the Borrower, the Guarantor or any of their respective Subsidiaries contained in the Credit Agreement, as amended through this Third Amendment, or any of the other Loan Documents, was true when made and is true on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made on the date hereof and in this Third Amendment, except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of the Credit Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in Section 7.10.

          (b)  No Events of Default.  No Default or Event of Default exists on
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          the date hereof (and after giving effect to the acquisition of the 280
          Park Avenue Property).

          (c)  Binding Effect of Documents.  This Third Amendment has been duly
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          executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     6.        Provisions of General Application.
               ---------------------------------

          (a)  No Other Changes.  Except as otherwise expressly provided by this
               ----------------
          Third Amendment, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered. The Credit Agreement and this Third Amendment shall be read and construed as one agreement.

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          (b)  Governing Law.  This Third Amendment is intended to take effect
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          as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Third Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

          (c)  Binding Effect; Assignment.  This Third Amendment shall be
               --------------------------
          binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

          (d)  Counterparts.  This Third Amendment may be executed in any number
               ------------
          of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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          (e)  Conflict with Other Agreements.  If any of the terms of this
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          Third Amendment shall conflict in any respect with any of the terms of any of the Credit Agreement or any other Loan Document, the terms of this Third Amendment shall be controlling.

     WITNESS the execution hereof, under seal, as of the day and year first written above.

[Signature pages omitted.  Executed by the following parties:]

                                   BANKBOSTON, N.A., individually and as Agent

                                   CITIZENS BANK

                                   THE SAKURA BANK, LIMITED

                                   THE BANK OF NOVA SCOTIA

                                   FLEET NATIONAL BANK

                                   THE CHASE MANHATTAN BANK

                                   SUMMIT BANK

                                   PNC BANK NATIONAL ASSOCIATION

                                   DRESDNER BANK AG

                                   THE BANK OF NEW YORK
                                   CRESTAR BANK

                                   USTRUST

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                                   KEY BANK NATIONAL ASSOCIATION

                                   THE ATLANTIC MONTHLY TRUST

                                   MBZ-LEX TRUST

                                   ZEE EM TRUST II

                                   WP TRUST

                                   TRACER LANE TRUST

                                   HAYDEN OFFICE TRUST

                                   ELANDZEE TRUST

                                   ZEE BEE TRUST II

                                   ONE CAMBRIDGE CENTER TRUST

                                   THREE CAMBRIDGE CENTER TRUST

                                   ELEVEN CAMBRIDGE CENTER TRUST

                                   FOURTEEN CAMBRIDGE CENTER TRUST

                                   SCHOOL STREET ASSOCIATES LIMITED
                                   PARTNERSHIP

                                   DEMOCRACY ASSOCIATES LIMITED
                                   PARTNERSHIP

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                                   MARYLAND 50 BUILDING I ASSOCIATES
                                   LIMITED PARTNERSHIP

                                   MARYLAND 50 BUILDING II ASSOCIATES
                                   LIMITED PARTNERSHIP

                                   MARYLAND 50 BUILDING III ASSOCIATES
                                   LIMITED PARTNERSHIP

                                   DOWNTOWN BOSTON PROPERTIES TRUST

                                   TWO CAMBRIDGE CENTER TRUST

                                   BOSTON PROPERTIES LIMITED
                                   PARTNERSHIP

                                   BOSTON PROPERTIES, INC.,
                                   as Guarantor

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